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                                                                     Exhibit (j)

                         Independent Auditors' Consent

         We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information for the Hungtington VA Funds included herein.


                                             /s/ KPMG LLP

Columbus, Ohio
October 13, 1999